UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 2, 2007

HANDHELD ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

539 Bryant Street, Suite 403
San Francisco, CA		94107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 2, 2007, Handheld Entertainment, Inc. issued a press release announcing that it has entered into a definitive agreement to acquire eBaum's World, Inc. Handheld also announced that it has entered into a definitive agreement to sell $24.0 million of three-year, 7.5% convertible debentures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.

Dated: August 2, 2007	By:	/s/ Jeff Oscodar
Name: Jeff Oscodar
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 2, 2007